LETTER AGREEMENT

August 10, 2009

Concord Steel, Inc.
c/o Stamford Industrial Group, Inc.
One Landmark Square, 21st Floor
Stamford, CT 06901

Re: Bank of America’s Agented Credit Facility for Concord Steel, Inc.

Ladies and Gentlemen:

           Reference is made to that certain Credit Agreement, dated as of October 3, 2006, among CONCORD STEEL, INC. (formerly known as SIG Acquisition Corp.), a Delaware corporation (“Borrower”), the lenders from time to time listed on Schedule 1 thereto (together with their respective successors and assigns, collectively, the “Lenders” and, individually, each a “Lender”), and BANK OF AMERICA, N.A., successor to LaSalle Bank National Association, as the administrative agent for the Lenders (“Administrative Agent”) (the “Credit Agreement”).  Capitalized terms used in this letter agreement (this “Letter”) and not otherwise defined herein shall be defined as set forth in the Credit Agreement.

On June 30, 2009, Borrower failed to make a scheduled payment of the Term Loan (the “June 2009 Payment Default”).  On June 30, 2009, Administrative Agent, on behalf of the Lenders, provided formal notice to Borrower that certain Events of Default had occurred and were continuing under the Credit Agreement and the Loan Documents (the “Existing Defaults”).  On August 6, 2009, Administrative Agent, on behalf of the Lenders, demanded payment in full of all outstanding Obligations owed under all applicable Loan Documents and provided notice to Borrower that Administrative Agent and the Lenders were accelerating the Obligations and exercising their right to set off the Obligations owed to Administrative Agent and the Lenders against the Borrower’s deposit account with Administrative Agent identified by account number 005800339847 (the “Deposit Account”).

In consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Administrative Agent, each of the Lenders, and Borrower hereby agree as follows:

1.           Borrower hereby (a) consents to the acceleration by Administrative Agent and the Lenders of the Term Loan (the “Term Loan Acceleration”), (b) consents to the application by Administrative Agent of amounts on deposit with Administrative Agent on Thursday (August 6, 2009) through the date hereof to the payment of the Term Loan, and (c) directs Administrative Agent to apply, on a daily basis or as often as Administrative Agent shall elect, in Administrative Agent’s sole discretion, all funds in the Deposit Account as payments against the Term Loan (the “Term Loan Payments”) unless otherwise agreed by Administrative Agent, the Required Lenders and Borrower.

2.           Borrower further agrees to provide to Administrative Agent and the Lenders, on the date hereof, a complete list of all accounts (including all deposit and securities accounts) with financial institutions, the balance of each thereof as of the date hereof, and copies of the most recent three monthly statements received by Borrower from such financial institutions.

3.           Administrative Agent and the Lenders hereby agree that (a) the termination of the Revolving Credit Commitment is hereby rescinded, (b) the June 2009 Payment Default is hereby cured by virtue of the Term Loan Payments, and (c) for purposes of any new Revolving Loans made under the Credit Agreement, the Term Loan Acceleration shall not constitute a Default or an Event of Default for purposes of determining compliance with Section 12.2 of the Credit Agreement.

4.           For clarification purposes, Borrower acknowledges that, notwithstanding the execution and delivery of this Letter, Defaults and Events of Default exist under the Credit Agreement.  Borrower, Administrative Agent and the Lenders hereby confirm that, even though the Revolving Credit Commitment termination has been rescinded, no new Revolving Loans shall be made by the Lenders until all Defaults and Events of Default shall have been cured or waived, in writing, by the Required Lenders.

Except as otherwise expressly specified in this Letter, the Credit Agreement shall remain in full force and effect and shall be unaffected hereby.  This Letter (a) is a Loan Document pursuant to the Credit Agreement, (b) is not intended to, nor shall it, establish any course of dealing among Borrower, Administrative Agent and the Lenders that is inconsistent with the express terms of the Credit Agreement, and (c) except as expressly set forth herein, shall not operate as a waiver or amendment of any other right, power or remedy of Administrative Agent and the Lenders under the Credit Agreement or constitute a continuing consent of any kind.  This Letter shall be governed by, and construed in accordance with, the internal laws of the State of New York.

Borrower, by signing below, hereby agrees that there are no promises or inducements that have been made to any party hereto to cause such party to enter into this Letter other than those that are set forth in this Letter.  This Letter has been entered into by Borrower freely, voluntarily, with full knowledge, and without duress, and, in executing this Letter, Borrower is not relying on any other representations, either written or oral, express or implied, made to Borrower by Administrative Agent or any Lender.  Borrower agrees that the consideration received by Borrower under this Letter has been actual and adequate.

Borrower, by signing below, hereby waives and releases Administrative Agent and the Lenders (and their respective directors, officers, employees, attorneys, affiliates and subsidiaries) from any and all claims, offsets, defenses and counterclaims, including without limitation the claims set forth by Borrower in that certain letter from Borrower to Administrative Agent dated August 7, 2009, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

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This Letter shall not be effective until (a) it has been executed by Borrower, Administrative Agent and all of the Lenders, and (b) each Guarantor of Payment have executed the attached Acknowledgment and Acceptance.  This Letter may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

Very truly yours,

BANK OF AMERICA, N.A., successor to
LaSalle Bank National Association, as
Administrative Agent and as a Lender

By:___________________________________
Name:_________________________________
Title:__________________________________

FIRSTMERIT BANK, N.A. By:___________________________________ Name:_________________________________ Title:__________________________________
FIFTH THIRD BANK By:___________________________________ Name:_________________________________ Title:__________________________________
RBS CITIZENS, NATIONAL ASSOCIATION d/b/a Charter One By:___________________________________ Name:_________________________________ Title:__________________________________

ACCEPTED AND AGREED TO THIS 10th
DAY OF AUGUST, BY:

CONCORD STEEL, INC.,
formerly known as SIG Acquisition Corp.

By:___________________________________
Name:_________________________________
Title:__________________________________

Signature Page to
Letter Agreement

ACKNOWLEDGMENT AND ACCEPTANCE

Each of the undersigned hereby acknowledges and expressly agrees to the terms of the foregoing Letter dated as of August 10, 2009.  Each of the undersigned further certifies that the undersigned is not aware of any claim or offset against, or defense or counterclaim to, any obligation or liability of any of the undersigned under the Credit Agreement or any other Loan Document.

Each Guarantor of Payment agrees that there are no promises or inducements that have been made to such Guarantor of Payment to cause such Guarantor of Payment to execute this Acknowledgment and Agreement.  This Letter has been acknowledged and consented to by such Guarantor of Payment freely, voluntarily, with full knowledge, and without duress, and, in executing this Acknowledgment and Agreement, no Guarantor of Payment is relying on any other representations, either written or oral, express or implied, made to such Guarantor of Payment by Administrative Agent or any Lender.  Each Guarantor of Payment agrees that the consideration received by Borrower and the other Credit Parties under this Letter has been actual and adequate.

Each Guarantor of Payment, by signing below, each hereby waives and releases Administrative Agent and the Lenders (and their respective directors, officers, employees, attorneys, affiliates and subsidiaries) from any and all claims, offsets, defenses and counterclaims, including without limitation the claims set forth by Borrower in that certain letter from Borrower to Administrative Agent dated August 7, 2009, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

This Acknowledgment and Acceptance is executed by the undersigned as of the date first written above.

STAMFORD INDUSTRIAL GROUP, INC., formerly known as Net Perceptions, Inc. By:___________________________________ Name:_________________________________ Title:__________________________________
CRC WILMINGTON ACQUISITION, LLC By:___________________________________ Name:_________________________________ Title:__________________________________
1451 BUENA VISTA AVENUE, LLC By:___________________________________ Name:_________________________________ Title:__________________________________

Signature Page to
Acknowledgment and Acceptance